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                                                                EXHIBIT 10(I)(2)

                           IMPERIAL HOLLY CORPORATION

                    SCHEDULE OF CHANGE OF CONTROL AGREEMENTS

NAME             TITLE
- ----             -----
P.C. Carrothers  Managing Director and Senior Vice President, Operations
D.W. Ehrenkranz  Vice President, Sales and Marketing
B.T. Harrison    Vice President, Cane Operations
R.E. Henderson   Vice President, Administration
R.F. Silva       Vice President, Product Development
H.P. Mechler     Controller
K.L. Mercer      Treasurer